SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2004

INVESTORS REAL ESTATE TRUST

(Exact name of registrant as specified in its charter)

North Dakota	0-14851	45-0311232
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 South Main Street
Minot, ND 58701
(Address of principal executive offices)

Registrant’s telephone number, including area code: (701) 837-4738

Item 7(c). Exhibits
Item 12. Results of Operations and Financial Condition
SIGNATURES
Press Release

Item 7(c). Exhibits

99	The attached exhibit, Investors Real Estate Trust’s (IRET) Press Release dated June 30, 2004, announcing the results of operations and financial condition of IRET for the three and twelve months ended April 30, 2004, is furnished in connection with the Item 12 matter described below.

Item 12. Results of Operations and Financial Condition

On June 30, 2004, IRET issued a press release announcing its results of operations and financial condition for the three and twelve months ended April 30, 2004. This press release is attached hereto as Exhibit 99 and is incorporated herein by reference. The information contained in this Current Report is being furnished under Item 12 of Form 8-K.

The attached press release includes a presentation of IRET’s Funds from Operations. IRET believes that Funds from Operations is helpful to investors as a supplemental measure of the operating performance of a real estate company because it provides investors an understanding of the ability of the company to incur and service debt and make capital expenditures. Funds from Operations should be considered along with, but not as an alternative to, net income and cash flows as determined by generally accepted accounting principles and is not necessarily indicative of liquidity.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS REAL ESTATE TRUST
By:	/S/ Timothy P. Mihalick
Timothy P. Mihalick
Senior Vice President & COO

June 30, 2004

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